UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 24, 2010

WINDGEN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Utah	0-12968	87-0397815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14550 N. Frank Lloyd Wright Blvd., Suite 100
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 991-9500
(Registrant’s telephone number, including area code)

InMedica Development Corporation
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On June 30, 2010, WindGen Energy, Inc. (the “Company”) filed a Current Report on Form 8-K to report that on June 24, 2010, the Company, MicroCor, Inc., Chi Lin Technology Co., Ltd. and Wescor, Inc. executed an amendment  to the parties’ Joint Development Agreement dated September 7, 2004.

This Form 8-K/A is being filed to amend the original Form 8-K to include the pro forma financial information required by Item 9.01(b) of Form 8-K.  No other change is effected by this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro forma financial information. The Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2009 and the quarter ended March 31, 2010 are filed as Exhibit 99.1.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 19, 2010

WINDGEN ENERGY, INC.

By:	/s/ Ronald Conquest
Ronald Conquest
Chairman and Chief Executive Officer